UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 30, 2008

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

                                Delaware                                                      1-9273                                                    75-1285071
                          (State or Other Jurisdiction                                                           (Commission                                                  (IRS Employer
                                   of Incorporation)                                                           File Number)                                                Identification No.)

                                4845 US Hwy. 271 N.
                                     Pittsburg, Texas                                                       75686-0093
                                (Address of Principal Executive Offices)                                   (ZIP Code)

Registrant's telephone number, including area code:  (903) 434-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry into a Material Definitive Agreement.

Amendment to Credit Agreement with CoBank ACB

On April 30, 2008, Pilgrim's Pride Corporation (the "Company") entered into an Eighth Amendment (the "Eighth Amendment") to Credit Agreement by and among the Company, as borrower, CoBank, ACB, as administrative agent and the other syndication parties signatory thereto, amending the 2006 Amended and Restated Credit Agreement dated as of September 21, 2006 (as amended, the "CoBank Agreement"). The Eighth Amendment, (i) for the period beginning on May 1, 2008 and ending on September 26, 2009 (the "Interim Period"), increased the interest rates and commitment fees under the CoBank Agreement by 0.50% per annum; (ii) amended the financial covenants relating to leverage ratio, the ratio of tangible net assets to total liabilities and the fixed charge coverage ratio to make those covenants less restrictive during the Interim Period; (iii) amended the financial covenant relating to tangible net worth to make it less restrictive; and (iv) amended the CoBank Agreement to require the pledge of specified additional property of the Company as collateral under the CoBank Agreement.  The additional collateral will not result in an increase in the amount available under the CoBank Agreement unless and until the Company meets certain requirements, including obtaining title policies, surveys, appraisals and environmental reports for the specified property.

The above discussion is a summary of certain terms and conditions of the Eighth Amendment and is qualified in its entirety by the terms and conditions of the Eighth Amendment and the CoBank Agreement. For the complete terms and conditions of the Eighth Amendment summarized in this report, please refer to the Eighth Amendment attached hereto as Exhibit 10.1 and incorporated by reference herein.

Amendment to Credit Agreement with Bank of Montreal

On April 30, 2008, the Company entered into a Second Amendment (the "Second Amendment") to Fourth Amended and Restated Secured Credit Agreement by and among the Company, To-Ricos, Ltd., To-Ricos Distribution, Ltd., Bank of Montreal, as administrative agent, and the other lenders signatory thereto (as amended, the "BMO Agreement").  The Second Amendment (i) increased the interest rates and commitment fees under the BMO Agreement by 0.50% per annum during the Interim Period; (ii) amended the financial covenants relating to the leverage ratio, the ratio of net tangible assets to total liabilities and the fixed charge coverage ratio to make those covenants less restrictive during the Interim Period; (iii) amended the financial covenant relating to tangible net worth to make it less restrictive; and (iv) amended the BMO Agreement to limit the aggregate face amount of standby and commercial letters of credit that may be outstanding at any time to $175,000,000.

The above discussion is a summary of certain terms and conditions of the Second Amendment and is qualified in its entirety by the terms and conditions of the Second Amendment and the BMO Credit Agreement. For the complete terms and conditions of the Second Amendment summarized in this report, please refer to the Second Amendment attached hereto as Exhibit 10.2 and incorporated by reference herein.

Amendment to Receivables Purchase Agreement with BMO Capital Markets Corp.

On May 1, 2008, the Company entered into Amendment No. 7 (the "Seventh Amendment") to Receivables Purchase Agreement by and among the Company, Pilgrim's Pride Funding Corporation, Pilgrim's Pride Corporation, BMO Capital Markets Corp., as agent, and Fairway Finance Company, LLC (as amended, the "Receivables Purchase Agreement").  The Seventh Amendment amended the financial covenant relating to the fixed charge coverage ratio to make it less restrictive during the Interim Period and amended the financial covenant relating to tangible net worth to make it less restrictive.

The above discussion is a summary of certain terms and conditions of the Seventh Amendment and is qualified in its entirety by the terms and conditions of the Seventh Amendment and the Receivables Purchase Agreement. For the complete terms and conditions of the Seventh Amendment summarized in this report, please refer to the Seventh Amendment attached hereto as Exhibit 10.3 and incorporated by reference herein.

Item 9.01.                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number                                                             Description

10.1	Eighth Amendment to Credit Agreement, dated as of April 30, 2008, by and among the Company as borrower, CoBank, ACB, as administrative agent, and the other syndication parties signatory thereto.

10.2
Second Amendment to the Fourth Amended and Restated Secured Credit Agreement, dated as of April 30, 2008, by and among the Company, To-Ricos, Ltd., To-Ricos Distribution, Ltd., Bank of Montreal, as administrative agent, and the other lenders signatory thereto.

10.3	Amendment No. 7 to Receivables Purchase Agreement, dated as of May 1, 2008, by and among the Company, Pilgrim's Pride Funding Corporation, Fairway Finance Company, LLC, and BMO Capital Markets Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PILGRIM'S PRIDE CORPORATION

Date: May 5, 2008	By: /s/ Richard A. Cogdill
Richard A. Cogdill
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit
Number                                                             Description

10.1	Eighth Amendment to Credit Agreement, dated as of April 30, 2008, by and among the Company as borrower, CoBank, ACB, as administrative agent, and the other syndication parties signatory thereto.

10.2
Second Amendment to the Fourth Amended and Restated Secured Credit Agreement, dated as of April 30, 2008, by and among the Company, To-Ricos, Ltd., To-Ricos Distribution, Ltd., Bank of Montreal, as administrative agent, and the other lenders signatory thereto.

10.3	Amendment No. 7 to Receivables Purchase Agreement, dated as of May 1, 2008, by and among the Company, Pilgrim's Pride Funding Corporation, Fairway Finance Company, LLC, and BMO Capital Markets Corp.